Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors August 2026

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Ther efo re, we encourage investors, the media, and others interested in our company to review the information we post on the investor relati ons section of our website and on our social media. We may update our social media channels from time to time on the investor relat ions section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are "qualified investors" within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are "qualified investors" within the meaning of paragraph 15 of Schedule 1 to the Public Offers and Admissions to Trading Regulations 2024 who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as "Relevant Persons"); and in all cases are capable of being categorized as (i) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FCA Handbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended) (such persons in (i) and (ii) being referred to as "Eligible Persons").
- This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any investment or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated, 12 September 2025, as supplemented from time to time (together, the "Prospectus") together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news-explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the United Kingdom's Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on our website or social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the investor relations section of our website and on our social media. We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions Over 50 overseas manufacturing organizations in 27 countries and regions besides Japan Over 390,000 employees worldwide AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services. (2) Capital Expenditures do not include vehicles in operating lease or right of use assets. (3) R&D activity related expenditures incurred during the reporting period. Source: TMC Q1 FY2026 Financial Summary, TMC Q1 FY2027 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. $21B+ Announced new investments into U.S. manufacturing operations since 2020 to support electrification efforts 36M+ Vehicles assembled in US since 1986 with over 60 years of US presence $53.6B+ Direct investment in the U.S. as of July 31, 2026 30 BEV models expected globally by 2030 #1 Through 2025, Toyota was the number one retail brand for the 14 th consecutive year 53.9% TMNA sales CYTD 2026 were electrified vehicles (1) as of June 30, 2026 Source : Toyota Motor North America, Inc. Reports (1) Electrified vehicles include hybrid, plug - in hybrid, battery electric and fuel cell.

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2026 MY NHTSA 5 - Star Overall Rating 20 Toyota models 9 Lexus models (includes multiple trims) 2026 U.S. News Best Cars for the Money Best Midsize Pickup Truck – Tacoma Best Midsize Hybrid Car – Camry Best Sports Car – GR86 Tundra, Corolla and Corolla Cross were finalists in their categories 2026 Kelley Blue Book Best Buy Awards Best Compact SUV – RAV4 Best Midsize Car – Camry Best Minivan – Sienna Best PHEV Car - Prius Best Luxury Hybrid SUV – Lexus RX Best Luxury Hybrid Car – Lexus ES Best Hybrid & Mid - Size Truck - Tacoma 2026 U.S. News Best Hybrid and Electric Cars Best Midsize Hybrid Car – Camry Best Midsize Hybrid Luxury PHEV – Lexus RX Best Hybrid Minivan - Sienna 2026 U.S. News Best Cars for Families Best Full - Size Pickup Truck – Tundra Finalist – Best Minivan – Sienna Finalist – Midsize Hybrid SUV – Grand Highlander 2026 Fortune Toyota has been again named by Fortune as one of the “World’s Most Admired Companies” including being the top automotive company on the list. 2026 IIHS Top Safety Pick Awards 3 qualifying Toyota models 1 qualifying Lexus model 2026 Kelley Blue Book Best Resale Value - Brand Toyota - ninth time in 10 years with nine category wins Lexus - repeat winner in 2026, three category wins 2026 J.D. Power and Associates Vehicle Dependability Survey Lexus and Toyota ranked 1 st and 8 th in overall dependability, while TMC received 8 model - level awards, the most of any parent corporation 2025 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights Lexus GX Lexus TX (Hybrid/PHEV) Camry (Hybrid) Tacoma (Hybrid) Land Cruiser (Hybrid) Lexus RZ (BEV) Lexus RX (Hybrid/PHEV) RAV4 (Hybrid/PHEV)

TOYOTA FINANCIAL SERVICES 10 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 11 TFS Group Global Presence

TOYOTA FINANCIAL SERVICES 12 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC) oyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) Nearly 5.0 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of June 30, 2026 . (2) S&P (Stable), Moody’s (Stable) and Fitch (Stable). (3) The Credit Support Agreements do not apply to securitization transactions. Source : Company Reports

TOYOTA FINANCIAL SERVICES 13 ▪ Voluntary Protection Products • Prepaid Maintenance • Vehicle Service • Guaranteed Auto Protection • CPO Limited Warranties • Tire & Wheel Protection • Key Replacement Protection • Excess Wear & Use TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease Source : TMCC June 30, 2026 10 - Q . Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the quarter ended June 30, 2026.

TOYOTA FINANCIAL SERVICES 14 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) Source: TMCC March 31, 2024 10 - K, March 31, 2025 10 - K, March 31, 2026 10 - K, and June 30, 2026 10 - Q

TOYOTA FINANCIAL SERVICES 15 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent: percentage of retail and lease consumer finance assets. (2) Allowance for Credit Losses: the quotient of allowance for credit losses divided by the sum of gross finance receivables (con sum er and dealer finance receivables before allowance for credit losses). (3) Net Credit Losses: results are for consumer finance receivables only. Source: TMCC June 30, 2025 10 - Q, and June 30, 2026 10 - Q

TOYOTA FINANCIAL SERVICES 16 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 17 Commercial Paper Highlights (1) As of June 30, 2026. Source : TMCC June 30, 2026 10 - Q and Company Reports $15.0B | $4.1B Syndicated Other Backed by $19.1B of Committed Bank Credit (1) TCCI TFA TMCC TMFNL TCPR Five Distinct Programs A - 1+ | P - 1 | F1 S&P Moody’s Fitch Highest Short - Term Ratings DOCP <GO> Rates Posted Daily on Bloomberg 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions $18.0B Average Outstanding Balance TMCC and TCPR during Q1FY27

TOYOTA FINANCIAL SERVICES 18 TMCC FY2027 Funding Overview As of June 30, 2026 (1) Net of retained. (2) Funding from asset - backed loans and ABCP Conduits. Percentages may not add to 100% due to rounding

TOYOTA FINANCIAL SERVICES 19 Diversification in Debt Offerings As of June 30, 2026 $ in millions. Percentages may not add to 100% due to rounding. (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements.

TOYOTA FINANCIAL SERVICES 20 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes. FYTD27 as of June 30, 2026. (2) Does not include EMTN issuances. Percentages may not add to 100% due to rounding. Source: Company Reports

TOYOTA FINANCIAL SERVICES 21 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 22 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 23 Managed Portfolio - Retail Loan Outstanding and Performance* Source: Company Reports as of June 30, 2026 *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business and includes contracts th at have been sold but are still being serviced by TMCC.

TOYOTA FINANCIAL SERVICES 24 Managed Portfolio - Retail Loan Cumulative Net Losses by Vintage Source : Company Reports as of June 30 , 2026

TOYOTA FINANCIAL SERVICES 25 Managed Portfolio - Retail Loan Origination Characteristics *Percentages may not add to 100% due to rounding. Source: Company Reports as of June 30, 2026. Includes retail loans for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 26 ABS – TAOT Characteristics *Percentages may not add to 100% due to rounding. Source: Company Reports

TOYOTA FINANCIAL SERVICES 27 ABS - TAOT Cumulative Net Loss Source : Company Reports as of July 2026 payment date

TOYOTA FINANCIAL SERVICES 28 ABS - TALNT Revolving Series Performance Source : Company Reports as of July 2026 payment date

TOYOTA FINANCIAL SERVICES 29 Source: Company Reports as of June 30, 2026 Managed Portfolio – Lease Outstanding and Performance* *Excludes contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business and includes contracts th at have been sold but are still being serviced by TMCC.

TOYOTA FINANCIAL SERVICES 30 Managed Portfolio – Lease Cumulative Net Losses by Vintage Source : Company Reports as of June 30, 2026

TOYOTA FINANCIAL SERVICES 31 Managed Portfolio - Lease Origination Characteristics *Percentages may not add to 100% due to rounding. Source: Company Reports as of June 30, 2026. Includes leases for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 32 ABS - TLOT Characteristics *Percentages may not add to 100% due to rounding. Source: Company Reports

TOYOTA FINANCIAL SERVICES 33 Source : Company Reports as of July 2026 payment date ABS - TLOT Performance

TOYOTA FINANCIAL SERVICES 34 Appendix

TOYOTA FINANCIAL SERVICES 35 TMCC Financial Performance (1) Percentage of retail and lease consumer finance assets. (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (consumer and dealer finance rece iva bles before allowance for credit losses). (3) Results are for consumer finance receivables only. Source : TMCC June 30, 2026 Q1 FY2027 10 - Q Consolidated Income Statement (USD millions) 2025 2026 Total Financing Revenues 3,363 3,360 less: Interest Expense and Depreciation 2,328 2,284 add: Other Income 676 766 Net Financing Revenues and Other 1,711 1,842 Net Income 812 837 Credit Performance 2025 2026 Over 60 Days Delinquent (1) Retail 0.77% 0.83% Lease 0.36% 0.38% Allowance for Credit Losses (2) 1.52% 1.35% 2025 2026 Net Credit Losses (3) 0.72% 0.76% Three Months Ended, Jun 30 June 30, Three Months Ended, Jun 30

TOYOTA FINANCIAL SERVICES 36 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does n ot include asset - backed securities issued by TMCC’s securitization trusts.

Managed Portfolio - Retail Loan Origination Profile

Original Summary Characteristics by Vintage Origination Year:	2022	2023	2024	2025	2026
Number of Pool Assets	1,049,503	1,042,080	967,780	894,942	514,599
Original Pool Balance	38,112,708,853	37,320,877,186	36,220,469,540	36,553,588,431	21,601,923,130
Average Initial Loan Balance	35,354	35,483	36,837	39,128	40,673
Weighted Average Interest Rate	5.68%	7.72%	7.32%	6.61%	6.05%
Weighted Average Original Term	70	70	69	69	69
Weighted Average FICO	741	752	758	753	752
Minimum FICO	397	392	413	400	369
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 22.8%	CA - 21.0%	CA - 20.1%	CA - 21.1%	CA - 21.5%
State 2	TX - 16.3%	TX - 15.2%	TX - 17.4%	TX - 18.6%	TX - 18.0%
State 3	NY - 4.4%	NY - 4.6%	NY - 4.2%	NY - 4.0%	NY - 4.3%
State 4	VA - 3.6%	VA - 3.8%	VA - 3.6%	VA - 3.4%	VA - 3.4%
State 5	IL - 3.3%	IL - 3.4%	IL - 3.6%	IL - 3.5%	IL - 3.5%
Distribution of Receivables by Contract Rate:(1)					
Less than 2.0%	5.0%	0.6%	2.6%	4.7%	4.6%
2.0% - 3.99%	32.3%	5.5%	8.0%	14.1%	16.8%
4.0% - 5.99%	28.3%	33.0%	38.9%	41.1%	44.7%
6.0% - 7.99%	16.2%	20.2%	16.2%	14.6%	13.6%
8.0% - 9.99%	9.9%	22.9%	16.8%	11.9%	10.4%
10.0% - 11.99%	3.9%	10.8%	10.0%	7.8%	5.4%
12.0% - 13.99%	1.6%	3.8%	4.0%	2.7%	2.1%
14.0% - 15.99%	1.0%	1.3%	1.4%	1.0%	0.8%
16.0% and greater	1.8%	1.9%	2.0%	2.0%	1.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Share of Original Assets:					
Percentage of Used Vehicles	34.7%	31.0%	25.6%	21.0%	23.2%
Percentage of New Vehicles	65.3%	69.0%	74.4%	79.0%	76.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Percentages may not add to 100% due to rounding.

Source: *Company Reports as of June 30, 2026*

TOYOTA FINANCIAL SERVICES 37

Managed Portfolio – Retail Loan Performance

TMCC Retail Loan Delinquency Experience[1]

	At June 30,		At March 31,				
	2026	2025	2026	2025	2024	2023	2022
Outstanding Contracts[2]	3,311,777	3,401,580	3,321,761	3,455,749	3,514,336	3,382,927	3,267,466
Number of Accounts Past Due in the following categories							
30 - 59 days	52,471	53,919	50,950	56,332	62,787	50,632	40,744
60 - 89 days	19,862	18,372	16,282	16,417	18,023	15,348	10,731
Over 89 days	15,444	13,630	14,936	15,194	16,806	14,344	10,389
Delinquencies as a Percentage of Contracts Outstanding[3]							
30 - 59 days	1.58%	1.59%	1.53%	1.63%	1.79%	1.50%	1.25%
60 - 89 days	0.60%	0.54%	0.49%	0.48%	0.51%	0.45%	0.33%
Over 89 days	0.47%	0.40%	0.45%	0.44%	0.48%	0.42%	0.32%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. Excludes private label.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.
Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 38

Managed Portfolio – Retail Loan Performance

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[1]

	For the Three Months Ended June 30,		For the Fiscal Years Ended March 31,				
	2026	2025	2026	2025	2024	2023	2022
Principal Balance Outstanding (2)	$78,528,058	$75,675,809	$77,441,960	$76,559,747	$78,003,407	$72,573,179	$67,146,402
Average Principal Balance Outstanding (3)	$77,985,009	$76,117,778	$77,000,854	$77,281,577	$75,288,293	$69,859,790	$64,989,727
Number of Contracts Outstanding	3,311,777	3,401,580	3,321,761	3,455,749	3,514,336	3,382,927	3,267,466
Average Number of Contracts Outstanding (3)	3,316,769	3,428,665	3,388,755	3,485,043	3,448,632	3,325,197	3,252,324
Number of Repossessions (4)	13,144	13,568	56,889	60,440	52,499	35,962	28,180
Number of Repossessions as a Percent of the Number of Contracts Outstanding	1.59% (7)	1.60% (7)	1.71%	1.75%	1.49%	1.06%	0.86%
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.59% (7)	1.58% (7)	1.68%	1.73%	1.52%	1.08%	0.87%
Gross Charge-Offs (5)	$166,968	$162,200	$768,261	$806,371	$710,294	$495,938	$222,023
Recoveries (6)	$29,087	$41,211	$139,735	$121,371	$96,200	$58,752	$54,989
Net Losses	$137,881	$120,989	$628,526	$685,000	$614,094	$437,186	$167,034
Net Losses as a Percentage of Principal Balance Outstanding	0.70% (7)	0.64% (7)	0.81%	0.89%	0.79%	0.60%	0.25%
Net Losses as a Percentage of Average Principal Balance Outstanding	0.71% (7)	0.64% (7)	0.82%	0.89%	0.82%	0.63%	0.26%

(1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. Excludes private label.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(7) Annualized

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 39

ABS – TAOT Collateral History

Original Summary Characteristics by Prior Securitization:	TAOT 2023-A	TAOT 2023-B	TAOT 2023-C	TAOT 2023-D	TAOT 2024-A	TAOT 2024-B	TAOT 2024-C	TAOT 2024-D
Number of Pool Assets	69,360	67,500	65,736	65,406	71,726	70,254	68,850	69,385
Initial Pool Balance	$1,813,667,857.76	$1,795,999,450.37	$1,781,678,265.26	$1,774,239,151.48	$1,908,468,799.65	$1,876,256,589.10	$1,864,834,545.38	$1,841,920,697.79
Average Principal Balance	$26,148.61	$26,607.40	$27,103.54	$27,126.55	$26,607.77	$26,706.76	$27,085.47	$26,546.38
Weighted Average Interest Rate	3.64%	4.05%	4.64%	5.10%	5.37%	5.70%	6.04%	5.96%
Weighted Average Original Term	66	66	66	66	66	66	65	65
Weighted Average Remaining Term	56	55	55	55	55	55	54	53
Weighted Average FICO	766	765	766	767	767	768	769	770
Minimum FICO	620	620	620	620	620	620	620	620
Maximum FICO	900	900	900	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate initial principal balance:								
State 1	CA – 26.46%	CA – 25.24%	CA – 23.59%	CA – 21.26%	CA – 19.62%	CA – 17.43%	CA – 16.32%	TX – 17.31%
State 2	TX – 13.30%	TX – 14.61%	TX – 14.89%	TX – 15.28%	TX – 16.00%	TX – 16.09%	TX – 16.21%	CA – 15.58%
State 3	PA – 4.35%	IL – 4.15%	PA – 4.03%	PA – 4.12%	PA – 4.24%	PA – 4.30%	PA – 4.58%	PA – 4.55%
State 4	Il – 4.00%	PA – 4.12%	IL – 3.91%	IL – 4.05%	IL – 4.03%	IL – 4.05%	IL – 4.04%	IL – 4.37%
State 5	NJ – 3.81%	MD – 3.62%	NJ – 3.62%	MD – 3.79%	VA – 3.98%	VA – 4.00%	VA – 4.00%	VA – 4.00%
Distribution of Receivables by Contract Rate: [1]								
Less than 2.0%	19.25%	18.44%	8.28%	5.80%	4.46%	3.10%	2.09%	2.99%
2.0% - 3.99%	51.68%	46.97%	35.43%	28.07%	22.76%	17.46%	16.27%	14.64%
4.0% - 5.99%	19.58%	21.51%	39.42%	44.55%	47.92%	49.23%	44.54%	48.37%
6.0% - 7.99%	6.18%	8.40%	9.22%	12.20%	14.63%	18.01%	19.44%	18.57%
8.0% - 9.99%	2.01%	2.96%	5.14%	6.13%	6.92%	8.87%	12.56%	10.96%
10.0% - 11.99%	0.75%	1.02%	1.53%	2.10%	2.23%	2.27%	3.38%	2.88%
12.0% - 13.99%	0.37%	0.40%	0.59%	0.68%	0.68%	0.67%	1.09%	1.02%
14.0% - 15.99%	0.14%	0.20%	0.26%	0.27%	0.23%	0.23%	0.37%	0.36%
16.0% and greater	0.04%	0.10%	0.14%	0.20%	0.18%	0.17%	0.26%	0.21%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: [1]								
Passenger Cars	28.21%	28.55%	27.88%	27.91%	27.96%	26.81%	24.25%	24.85%
Light Duty Trucks	13.51%	16.86%	18.50%	18.15%	17.84%	18.22%	18.61%	18.78%
SUVs	6.50%	6.09%	6.28%	6.13%	6.35%	6.93%	7.51%	6.88%
CUVs	51.78%	48.50%	47.34%	47.82%	47.86%	48.04%	49.64%	49.49%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: [1]								
Toyota and Scion	80.01%	81.72%	82.91%	81.44%	81.45%	81.41%	79.01%	81.19%
Lexus	19.99%	18.28%	17.09%	18.56%	18.55%	18.59%	20.99%	18.81%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:								
Percentage with Original Scheduled Payments > 60 months	63.10%	62.35%	63.31%	62.61%	62.19%	62.98%	60.99%	59.38%
Percentage of Used Vehicles	20.94%	18.72%	18.75%	17.38%	15.82%	13.38%	13.04%	9.97%

Original Summary Characteristics by Prior Securitization:	TAOT 2025-A	TAOT 2025-B	TAOT 2025-C	TAOT 2025-D	TAOT 2026-A	TAOT 2026-B	TAOT 2026-C
Number of Pool Assets	69,132	69,955	68,875	67,803	65,867	66,353	68,025
Initial Pool Balance	$1,977,161,496.74	$1,988,794,756.78	$2,001,858,571.86	$1,998,775,629.52	$1,995,353,675.63	$2,000,550,710.04	$2,023,086,017.89
Average Principal Balance	$28,599.80	$28,429.63	$29,065.10	$29,479.16	$30,293.68	$30,150.12	$29,740.33
Weighted Average Interest Rate	6.00%	6.05%	5.85%	5.72%	5.68%	5.57%	5.36%
Weighted Average Original Term	66	66	66	66	66	66	66
Weighted Average Remaining Term	54	54	55	55	55	55	54
Weighted Average FICO	769	769	770	771	771	770	771
Minimum FICO	620	620	620	620	620	620	620
Maximum FICO	900	900	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate initial principal balance:							
State 1	CA – 19.63%	CA – 20.94%	CA – 21.86%	CA – 22.86%	CA – 23.84%	CA - 23.85%	CA - 24.22%
State 2	TX – 16.64%	TX – 16.76%	TX – 15.80%	TX – 15.88%	TX – 16.66%	TX - 16.46%	TX - 16.28%
State 3	PA – 4.20%	IL – 4.01%	IL – 3.92%	IL – 3.85%	IL – 3.82%	IL - 3.64%	IL - 3.89%
State 4	IL – 3.89%	PA – 4.00%	PA – 3.68%	AZ – 3.49%	AZ – 3.51%	AZ - 3.58%	AZ - 3.53%
State 5	VA – 3.69%	VA – 3.62%	AZ – 3.30%	PA – 3.47%	PA – 3.44%	PA - 3.49%	PA - 3.38%
Distribution of Receivables by Contract Rate: [1]							
Less than 2.0%	3.69%	4.13%	3.96%	4.39%	4.25%	7.54%	5.86%
2.0% - 3.99%	11.11%	11.08%	15.08%	17.08%	17.43%	15.74%	20.06%
4.0% - 5.99%	52.79%	50.94%	51.16%	50.63%	51.14%	51.67%	52.13%
6.0% - 7.99%	16.74%	18.20%	16.21%	15.87%	15.89%	14.36%	12.45%
8.0% - 9.99%	10.86%	9.82%	8.58%	7.43%	6.81%	6.17%	5.78%
10.0% - 11.99%	3.24%	3.78%	3.24%	3.03%	3.03%	2.99%	2.48%
12.0% - 13.99%	0.95%	1.28%	1.11%	1.03%	0.88%	0.97%	0.79%
14.0% - 15.99%	0.32%	0.44%	0.37%	0.31%	0.32%	0.32%	0.26%
16.0% and greater	0.30%	0.33%	0.29%	0.23%	0.25%	0.24%	0.19%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Vehicle Type: [1]							
Passenger Cars	26.57%	27.45%	27.20%	27.04%	27.00%	26.95%	26.06%
Light Duty Trucks	19.20%	20.34%	22.88%	25.78%	26.93%	27.49%	26.12%
SUVs	6.88%	7.33%	5.86%	5.28%	5.51%	5.71%	5.52%
CUVs	47.35%	44.87%	44.06%	41.90%	40.56%	39.85%	42.30%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: [1]							
Toyota and Scion	83.31%	82.60%	82.83%	82.04%	82.08%	81.71%	79.87%
Lexus	16.69%	17.40%	17.17%	17.96%	17.92%	18.29%	20.13%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:							
Percentage with Original Scheduled Payments > 60 months	60.58%	60.23%	60.02%	60.13%	59.98%	60.61%	61.13%
Percentage of Used Vehicles	9.00%	12.04%	12.04%	12.03%	12.04%	12.41%	12.54%

[1] Percentages may not add to 100.00% due to rounding.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 40

Managed Portfolio - Lease Origination Profile

Original Summary Characteristics by Vintage Origination Year:	2022	2023	2024	2025	2026
Number of Pool Assets	181,189	211,927	302,407	308,188	140,918
Original Pool Balance	7,678,975,842	9,354,869,564	13,589,993,796	14,247,645,677	6,983,957,789
Average Initial Lease Balance	40,370	43,968	44,662	45,156	48,404
Weighted Average Original Term	37	37	36	37	37
Weighted Average FICO	761	764	768	761	756
Minimum FICO	426	417	396	420	419
Maximum FICO	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost:					
State 1	CA - 19.2%	CA - 22.9%	CA - 26.%	CA - 26.%	CA - 24.3%
State 2	TX - 8.7%	TX - 12.28%	TX - 10.9%	TX - 10.1%	TX - 12.2%
State 3	NY - 10.9%	NY - 9.35%	NY - 8.8%	NY - 8.%	NY - 7.7%
State 4	FL - 8.2%	FL - 7.68%	FL - 6.5%	FL - 6.3%	FL - 6.4%
State 5	NJ - 7.6%	NJ - 6.25%	NJ - 5.6%	NJ - 5.2%	NJ - 5.5%
Distribution of Receivables by Vehicle Type: (1)					
Passenger Cars	22.5%	18.3%	17.8%	18.5%	15.1%
Light Duty Trucks	16.9%	20.4%	21.6%	27.2%	25.6%
SUVs	9.2%	10.6%	9.5%	8.3%	11.7%
CUVs	51.4%	50.7%	51.2%	46.1%	47.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%
Distribution of Receivables by Make: (1)					
Toyota	63.3%	60.4%	63.2%	65.8%	64.3%
Lexus	36.7%	39.6%	36.8%	34.2%	35.7%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

(1) Percentages may not add to 100% due to rounding.

Source: *Company Reports as of June 30, 2026*

TOYOTA FINANCIAL SERVICES 41

TOYOTA FINANCIAL SERVICES 42 Managed Portfolio – Lease Performance (1) Data presented in the table is based upon lease units for Toyota and Lexus vehicles. Excludes contracts purchased by a subsi dia ry of TMCC in Puerto Rico and the private label business. (2) Number of contracts outstanding at end of period. Excludes private label. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pa st due if less than 90% of such payment is made. Source: Company Reports 2026 2025 2026 2025 2024 2023 2022 Outstanding Contracts (2) 737,283 663,422 731,329 654,476 672,664 813,606 1,057,438 Number of Accounts Past Due in the following categories 30 - 59 days 5,501 5,235 4,896 5,814 7,952 7,589 7,421 60 - 89 days 1,975 1,669 1,675 1,668 2,235 2,198 1,777 Over 89 days 1,371 1,053 1,241 1,261 1,708 1,691 1,287 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 0.75% 0.79% 0.67% 0.89% 1.18% 0.93% 0.70% 60 - 89 days 0.27% 0.25% 0.23% 0.25% 0.33% 0.27% 0.17% Over 89 days 0.19% 0.16% 0.17% 0.19% 0.25% 0.21% 0.12% TMCC Lease Delinquency Experience (1) At June 30, At March 31,

Managed Portfolio – Lease Performance

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands)[1]

	For the 3 Months Ended June 30,		For the Fiscal Years Ended March 31,				
	2026	2025	2026	2025	2024	2023	2022
Lease Contracts Outstanding ($)[2]	$28,680,088	$25,117,937	$28,155,816	$24,501,417	$22,714,668	$25,245,328	$32,383,470
Average Lease Contracts Outstanding ($)	$28,680,088	$25,117,937	$26,718,635	$23,244,285	$23,690,962	$28,145,158	$35,446,715
Number of Lease Contracts Outstanding (Units)	737,283	663,422	731,329	654,476	672,664	813,606	1,057,438
Average Number of Lease Contracts Outstanding (Units)[3]	737,283	663,422	699,899	650,210	734,641	914,831	1,162,957
Number of Repossessions Sold (Units)[4]	1,316	917	3,919	3,712	3,148	2,377	2,656
Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding[7]	0.71%	0.55%	0.56%	0.57%	0.43%	0.26%	0.23%
Charge-Offs ($)[5]	$28,804	$22,470	$111,380	$96,723	$66,000	$42,578	$8,914
Charge-Offs (Units)	3,787	3,118	12,504	12,530	12,690	13,263	16,223
Recoveries ($)[6]	$8,506	$6,097	$28,285	$34,750	$37,916	$22,415	$22,291
Net (Gains)/Losses ($)[8]	$20,299	$16,373	$83,095	$61,973	$28,085	$20,163	($13,377)
Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding[7]	0.28%	0.26%	0.31%	0.27%	0.12%	0.07%	-0.04%

(1) Includes contracts that are sold but still serviced by TMCC, but excludes those contracts purchased by a subsidiary of TMCC in Puerto Rico and the private label business.
(2) Outstanding balance is equal to the net book value of the related Lease.
(3) Averages are computed by taking an average of the month end outstanding amounts for each period presented.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(7) Amounts are annualized to reflect the average number of repo units sold and the average amount of lease contracts as a percentage of the total outstanding portfolio.
(8) Represents total charge-offs less recoveries.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 43

TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio[(1)(2)]

	For the Calendar YTD June 30,		For the Calendar Years Ended December 31,				
	2026	2025	2025	2024	2023	2022	2021
Total Number of Vehicles Scheduled to Terminate	91,029	101,765	165,923	356,692	349,054	435,424	456,075
Total ALG Residuals on Vehicles Scheduled to Terminate	$2,263,095,845	$2,302,248,510	$3,735,673,855	$7,801,363,905	$7,334,705,395	$8,853,916,925	$8,708,633,563
Number of Vehicles Returned to TMCC[(3)]	1,617	2,596	3,650	9,052	7,561	9,881	48,893
Number of Vehicles Going to Full Term[(4)]	27,206	42,409	65,935	184,608	178,208	224,364	238,456
Vehicles Returned to TMCC Ratio	1.8%	2.6%	2.2%	2.5%	2.2%	2.3%	10.7%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$5,184,291	$10,587,509	$14,111,465	$34,667,239	$24,971,110	$32,107,018	$175,597,275
Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[(5)]	$3,206	$4,078	$3,866	$3,830	$3,303	$3,249	$3,591
Total ALG Residuals on Vehicles Returned to TMCC	$47,590,755	$70,165,856	$97,974,733	$209,967,363	$155,857,426	$189,977,850	$997,449,401
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	10.9%	15.1%	14.4%	16.5%	16.0%	16.9%	17.6%
Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.2%	0.5%	0.4%	0.4%	0.3%	0.4%	2.0%
Average Contract Residual Value as a Percentage of Adjusted MSRP[(6)]	63.3%	61.0%	62.0%	61.2%	58.3%	57.5%	56.2%
Average ALG Residual as a Percentage of Adjusted MSRP[(6)]	56.4%	53.8%	54.9%	54.8%	52.1%	51.6%	50.6%
Percentage Difference	6.9%	7.3%	7.1%	6.4%	6.2%	5.8%	5.5%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations.
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 44

TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2)

		For the Calendar YTD June 30,		For the Calendar Years Ended December 31,				
		2026	2025	2025	2024	2023	2022	2021
Toyota	Total Number of Vehicles Scheduled to Terminate	61,831	63,994	106,585	239,876	204,505	276,073	314,482
	Total ALG Residuals on Vehicles Scheduled to Terminate	$1,464,933,585	$1,370,062,520	$2,288,668,570	$4,941,367,390	$3,815,402,810	$5,014,246,322	$5,308,078,891
	Number of Vehicles Returned to TMCC[3]	1,329	1,833	2,631	6,497	4,923	7,131	24,598
	Number of Vehicles Going to Full Term[4]	19,471	27,897	44,418	125,959	104,526	143,402	168,144
	Vehicles Returned to TMCC Ratio	2.1%	2.9%	2.5%	2.7%	2.4%	2.6%	7.8%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$3,479,729	$5,623,645	$7,672,585	$21,709,239	$15,025,173	$20,863,304	$65,086,943
	Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$2,618	$3,068	$2,916	$3,341	$3,052	$2,926	$2,646
	Total ALG Residuals on Vehicles Returned to TMCC	$40,218,963	$51,007,395	$72,579,481	$145,588,642	$91,676,246	$124,242,660	$417,997,138
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	8.7%	11.0%	10.6%	14.9%	16.4%	16.8%	15.6%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.2%	0.4%	0.3%	0.4%	0.4%	0.4%	1.2%
	Average Contract Residual Value as a Percentage of Adjusted MSRP[6]	65.0%	65.7%	65.7%	65.8%	63.4%	61.8%	58.5%
	Average ALG Residual as a Percentage of Adjusted MSRP[6]	58.5%	58.7%	58.9%	58.5%	56.2%	55.6%	53.4%
	Percentage Difference	6.4%	7.0%	6.8%	7.3%	7.2%	6.2%	5.1%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations.
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

***Source**: Company Reports*

TOYOTA FINANCIAL SERVICES 45

TMCC Managed Lease Portfolio Residual Loss Experience – By Make [1][2]

		For the Calendar YTD June 30,		For the Calendar Years Ended December 31,				
		2026	2025	2025	2024	2023	2022	2021
Lexus	Total Number of Vehicles Scheduled to Terminate	29,198	37,771	59,338	116,816	144,549	159,351	141,593
	Total ALG Residuals on Vehicles Scheduled to Terminate	$798,162,260	$932,185,990	$1,447,005,285	$2,859,996,515	$3,519,302,585	$3,839,670,603	$3,400,554,672
	Number of Vehicles Returned to TMCC[3]	288	763	1,019	2,555	2,638	2,750	24,295
	Number of Vehicles Going to Full Term[4]	7,735	14,512	21,517	58,649	73,682	80,962	70,312
	Vehicles Returned to TMCC Ratio	1.0%	2.0%	1.7%	2.2%	1.8%	1.7%	17.2%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$1,704,563	$4,963,864	$6,438,880	$12,958,000	$9,945,937	$11,243,714	$110,510,332
	Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC[5]	$5,919	$6,506	$6,319	$5,072	$3,770	$4,089	$4,549
	Total ALG Residuals on Vehicles Returned to TMCC	$7,371,792	$19,158,461	$25,395,252	$64,378,721	$64,181,180	$65,735,190	$579,452,262
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC	23.1%	25.9%	25.4%	20.1%	15.5%	17.1%	19.1%
	Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate	0.2%	0.5%	0.4%	0.4%	0.3%	0.3%	3.2%
	Average Contract Residual Value as a Percentage of Adjusted MSRP[6]	60.5%	55.6%	57.2%	54.6%	53.5%	52.7%	53.0%
	Average ALG Residual as a Percentage of Adjusted MSRP[6]	52.9%	48.0%	49.7%	49.6%	48.2%	47.3%	46.9%
	Percentage Difference	7.7%	7.6%	7.5%	5.0%	5.3%	5.4%	6.0%

(1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust with FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel Cell Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are still being serviced by TMCC.
(2) For purposes of this table, the "ALG Residual" for each leased vehicle is equal to the related residual value estimate produced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15,000 miles/year) or, if such estimate is unavailable, the related Contract Residual Value.
(3) Excludes repossessions, charge-offs, and vehicles in inventory, but includes early terminations.
(4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 days prior to scheduled maturity.
(5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections.
(6) Adjusted MSRP includes value added vehicle adjustments.

Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 46

ABS – TLOT Collateral History

Original Summary Characteristics by Prior Securitization:	TLOT 2021-A	TLOT 2021-B	TLOT 2022-A	TLOT 2023-A	TLOT 2023-B	TLOT 2024-A	TLOT 2024-B	TLOT 2025-A	TLOT 2025-B	TLOT 2026-A
Number of Specified Leases	51,807	52,975	42,773	47,881	37,154	44,088	47,787	49,982	45,783	48,961
Aggregate Securitization Value	$1,492,537,313.75	$1,552,238,806.88	$1,301,865,323.91	$1,432,914,189.44	$1,194,054,920.63	$1,432,844,945.60	$1,671,641,801.36	$1,791,047,839.70	$1,671,641,791.82	$1,791,049,754.01
Total of Base Residual Values	$1,006,870,109.91	$1,074,733,012.67	$893,980,936.98	$1,039,869,534.36	$853,944,137.03	$974,673,550.99	$1,128,283,868.71	$1,217,492,164.75	$1,151,058,777.34	$1,250,336,448.17
Base Residual as a Percentage of Aggregate Securitization Value	67.5%	69.2%	68.7%	72.6%	71.5%	68.0%	67.5%	68.0%	68.9%	69.8%
Average Securitization Value	$28,809.57	$29,301.35	$30,436.61	$29,926.57	$32,137.99	$32,499.66	$34,981.10	$35,833.86	$36,512.28	$36,581.15
Average Base Residual Value	$19,435.02	$20,287.55	$20,900.59	$21,717.79	$22,983.91	$22,107.46	$23,610.69	$24,358.61	$25,141.62	$25,537.40
Original Number of Monthly Payments	38	38	38	37	38	37	37	36	38	37
Remaining Number of Monthly Payments	28	27	28	27	28	26	27	27	29	26
Weighted Average FICO	773	772	772	772	771	771	773	772	774	778
Minimum FICO	620	620	620	620	620	620	620	620	620	620
Maximum FICO	900	900	900	900	900	900	900	900	900	900
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate securitization value:										
State 1	CA – 19.3%	CA – 19.8%	CA – 20.0%	CA – 19.4%	CA – 18.8%	CA – 18.6%	CA – 19.9%	CA – 20.6%	CA – 21.5%	CA – 21.9%
State 2	NY – 11.7%	NY – 11.9%	NY – 11.3%	NY – 13.6%	NY – 11.8%	TX – 13.4%	TX – 13.6%	TX – 13.4%	NY – 13.7%	TX – 13.9%
State 3	FL – 8.8%	FL – 9.1%	FL – 10.6%	TX – 9.0%	TX – 10.5%	NY – 11.3%	NY – 10.6%	NY – 10.4%	NJ – 8.4%	FL – 8.8%
State 4	NJ – 8.1%	NJ – 7.9%	TX – 7.8%	FL – 8.3%	FL – 9.9%	FL – 7.5%	FL – 8.6%	FL – 7.9%	MA – 6.9%	NJ – 5.8%
State 5	TX – 7.9%	TX – 7.4%	NJ – 7.6%	NJ – 8.1%	NJ – 7.3%	NJ – 7.1%	NJ – 6.6%	NJ – 6.2%	TX – 6.4%	NY – 5.4%
Distribution of Receivables by Vehicle Type: (1)										
Passenger Cars	31.1%	29.5%	29.5%	25.4%	21.6%	26.5%	23.9%	22.4%	20.2%	20.4%
Light Duty Trucks	4.8%	6.3%	6.1%	10.2%	14.9%	11.5%	11.7%	13.2%	16.3%	19.9%
SUVs	8.5%	9.1%	7.5%	8.8%	8.3%	9.6%	12.7%	11.7%	8.8%	8.0%
CUVs	55.6%	55.0%	57.0%	55.6%	55.3%	52.3%	51.7%	52.7%	54.7%	51.7%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Distribution of Receivables by Make: (1)										
Toyota	49.6%	51.0%	47.9%	60.0%	55.4%	60.4%	55.8%	59.4%	53.9%	61.4%
Lexus	50.4%	49.0%	52.1%	40.0%	44.6%	39.6%	44.3%	40.6%	46.1%	38.6%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

	2021-A	2021-B	2022-A	2023-A	2023-B	2024-A	2024-B	2025-A	2025-B	2026-A
Sedans and Vans	31.06%	29.51%	29.48%	25.37%	21.57%	26.50%	23.90%	22.42%	20.22%	20.4%
Trucks and SUVs	68.94%	70.49%	70.52%	74.64%	78.43%	73.40%	76.10%	77.58%	79.78%	79.6%
Seasoning	10	11	11	10	9	11	10	9	8	11

(1) Percentages may not add to 100% due to rounding.
Source: *Company Reports*

TOYOTA FINANCIAL SERVICES 47